ZIMMER HOLDINGS, INC.	2008 FORM 10-K ANNUAL REPORT

Certification	Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Zimmer Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

David C. Dvorak
President and Chief Executive Officer
February 27, 2009

James T. Crines
Executive Vice President, Finance and Chief Financial Officer
February 27, 2009

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